SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013 (April 25, 2013)

HONDO MINERALS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54326	26-1240056
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15303 N. Dallas Parkway, Suite 1050
Addison, Texas 75001
(Address of principal executive offices)

(214) 444-7444

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

 This Amendment No. 1 (this “Amendment”) amends and supplements the Current Report on Form 8-K (as amended or supplemented from time to time, the “Form 8-K”) originally filed on May 2, 2013 with the U.S. Securities and Exchange Commission (the “SEC”) by Hondo Minerals Corporation, a Nevada corporation (the “Company,” “HMNC,” “we,” “our” or “us”). This Amendment reflects a correction in our disclosure of the date of the Press Release referenced in Item 7.01 of the Form 8-K. The correct date of the Press Release was May 2, 2013 and not May 1, 2013, as original reported.

Except as otherwise set forth below, the information set forth in the Current Report on Form 8-K remains unchanged and is incorporated herein by reference as relevant to the items in this Amendment. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Letter of Intent

On April 25, 2013, Hondo Minerals Corporation, a Nevada corporation (“HMNC” or the “Company”) entered into a Letter of Intent (the “LOI”) with Crowncorp Investments Corporation, a Texas corporation (“Crowncorp”). Pursuant to the terms and conditions of the LOI, Crowncorp shall acquire all of the assets and the issued and outstanding shares of the Company’s common stock (collectively, the “Acquisition”) in exchange for an aggregate all cash purchase price of eighty eight million dollars ($88,000,000) (the “Purchase Price”), contingent upon: (i) the consummation of a tender offer to purchase all of the issued and outstanding shares of HMNC from the Company’s shareholders (the “Tender Offer”); and (ii) the execution of a definitive operating agreement transferring management and control of all of HMNC’s assets and operations to Crowncorp (the “Definitive Operating Agreement”). The Purchase Price is payable as follows: (i) Crowncorp shall provide $1,600,000 to the Company by no later than April 29, 2013; (ii) Crowncorp shall provide $1,600,000 to the Company by no later than May 31, 2013; (iii) Crowncorp shall provide $2,800,000 to the Company upon the consummation of the Definitive Operating Agreement by no later than May 31, 2013; and (iv) upon consummation of the Tender Offer, Crowncorp shall provide: (a) $69,000,000 to the shareholders of HMNC plus the balance of funds remaining after satisfaction of certain debts of the Company (as defined in the LOI); and (b) $13,000,000 to HMNC. In the event that the Acquisition does not close within six (6) months after the execution of the LOI, or if Crowncorp fails to provide the Purchase Price in accordance with the schedule set forth in the LOI, or if Crowncorp otherwise repudiates its obligations under the LOI: (i) Crowncorp shall pay to HMNC a break-up fee of $2,000,000 (the “Break-Up Fee”); and (ii) any amounts paid by Crowncorp pursuant to the LOI shall be deemed a "Senior Secured Loan" from Crowncorp to HMNC in the total amount equal to any amounts paid to HMNC minus the Break-Up Fee.

The foregoing summary description of the terms of the Letter of Intent may not contain all information that is of interest. For further information regarding the terms and conditions the Letter of Intent, reference is made to the Letter of Intent, which is filed as Exhibit 10.1 on our Current Report on Form 8-K filed with the Commission on May 2, 2013, and is incorporated by reference.

Addendum to Letter of Intent

On April 30, 2013, the Company entered into an Addendum to the Letter of Intent (the “Addendum”) with Crowncorp. Pursuant to the terms and conditions of the Addendum, the first round deposit is to be paid by May 10, 2013, instead of April 29, 2013 as set forth in the original Letter of Intent.

The foregoing summary description of the terms of the Addendum may not contain all information that is of interest. For further information regarding the terms and conditions the Addendum, reference is made to the Addendum, which is filed as Exhibit 10.2 on our Current Report on Form 8-K filed with the Commission on May 2, 2013, and is incorporated by reference.

Board Review

The Board of Directors of HMNC, consistent with its fiduciary duties, will review the offer and make a recommendation to the HMNC shareholders, when appropriate.

About Hondo Minerals Corp.

We are a forward-thinking, innovative and dynamic mining Company with headquarters in Addison, Texas. We were incorporated under the laws of the State of Nevada on September 25, 2007. We are engaged in the acquisition of mines, mining claims, and mining real estate in the United States. Our common stock is listed on the Over The Counter Bulletin Board (OTC:HMNC). www.hondominerals.com

About Crowncorp Investment Corporation

Crowncorp Investment Corporation, a corporation duly formed under the laws of the State of Texas in May 2007, has been involved in buying and selling of petroleum, petroleum derivatives, and commodities since its inception. In addition, the Company has expertise across a wide range of activities related to mining and minerals processing including exploration, development, smelting, refining, safety, environmental protection, product stewardship, recycling and research and seeks to enhance shareholder value and seize growth opportunities by acquiring mines and mining claims in the United States.

Additional Information about the Unsolicited Tender Offer and the Acquisition and Where to Find It

This unsolicited Tender Offer has not yet commenced. This filing and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Crowncorp, a wholly-owned subsidiary of Parent, intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer and, if applicable, a proxy or information statement regarding the Acquisition. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, the proxy or information statement, if applicable, and related materials with respect to the Tender Offer and the Acquisition, free of charge at the website of the SEC at www.sec.gov or from the information agent named in the Tender Offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investor Relations” section of the Company’s website at www.hondominerals.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the Tender Offer and the Acquisition that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Tender Offer because they contain important information, including the terms and conditions of the Tender Offer.

Forward-Looking Statements

Statements in this communication other than historical data and information constitute forward-looking statements that involve risks and uncertainties. A number of factors could cause the HMNC’s actual results, performance, achievements or industry results to differ materially from the results, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to the following: uncertainties as to the timing of the tender offer and the Acquisition; uncertainties as to how many of HMNC’s stockholders will tender their shares in the tender offer; the risk that competing offers will be made and that HMNC will enter into an alternative transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived, including regulatory approvals; and other risk factors discussed in HMNC’s Annual Report on Form 10-K, and such other filings that HMNC makes with the Commission from time to time. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements speak only as of the date hereof and HMNC undertakes no obligation to update such forward-looking statements in the future except as required by law.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 2, 2013, the Company issued a Press Release regarding the aforementioned Letter of Intent. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
10.1

Letter of Intent by and between Hondo Minerals Corporation and Crowncorp Investments Corporation dated April 25, 2013 (incorporated by reference to the Company Current Report on Form 8-K filed with the Commission on May 2, 2013)

10.2

Addendum to Letter of Intent by and between Hondo Minerals Corporation and Crowncorp Investments Corporation dated April 30, 2013 (incorporated by reference to the Company Current Report on Form 8-K filed with the Commission on May 2, 2013)

99.1	Press Release dated May 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HONDO MINERALS CORPORATION

Date: May 2, 2013	By:	/s/ William R. Miertschin
Name: William R. Miertschin
Title: President and Chief Executive Officer